                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO. ___________)

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /      Preliminary Proxy Statement



/X/      Definitive Proxy Statement


/ /      Definitive Additional Materials

/ /      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                       NEW MEXICO AND ARIZONA LAND COMPANY
                (Name of Registrant as Specified in its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

         /X/      No fee required.

         / / Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

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         (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

         (5) Total fee paid:

--------------------------------------------------------------------------------


         / / Fee paid previously with preliminary materials.

         / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:

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         (2) Form, Schedule or Registration Statement No.:

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         (3) Filing Party:

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         (4) Date Filed:

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
                      NEW MEXICO AND ARIZONA LAND COMPANY
                       3033 NORTH 44TH STREET, SUITE 270
                             PHOENIX, ARIZONA 85018

                 NOTICE OF 2000 ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 9, 2000



To our Shareholders:

    We cordially invite you to the 2000 Annual Meeting of the Shareholders of New Mexico and Arizona Land Company (the "Company"), to be held at The Ritz Carlton Phoenix, 2401 East Camelback Road, Phoenix, Arizona 85016 on Friday, June 9, 2000 at 9:30 a.m., Arizona time for the following purposes:

         1. The election of Class B Directors;

         2. Adoption of name change;

         3. The transaction of such other business as may properly come before the meeting.

    Shareholders of record at the close of business on May 5, 2000 are entitled to receive notice of, and to vote at, the meeting and any adjournment thereof. Additional copies of the Company's proxy materials may be obtained from the Company's Corporate Secretary.

                                  By order of the Board of Directors,




                                  R. RANDY STOLWORTHY
                                  President and Chief Executive Officer




Phoenix, Arizona

May 8, 2000




    MANY SHAREHOLDERS OWN FEWER THAN 100 SHARES. ALL VOTES ARE IMPORTANT. PLEASE SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE THE SHARES ARE VOTED AT THE MEETING.

                       NEW MEXICO AND ARIZONA LAND COMPANY
                        3033 NORTH 44TH STREET, SUITE 270
                             PHOENIX, ARIZONA 85018

                                 PROXY STATEMENT
                      MAILING DATE: ON OR ABOUT MAY 8, 2000

                            VOTING AND OTHER MATTERS

    GENERAL. The enclosed proxy is solicited by the Board of Directors of New Mexico and Arizona Land Company, an Arizona corporation (the "Company" or "NZ"), for use at the 2000 Annual Meeting of Shareholders to be held on June 9, 2000 (the "2000 Annual Meeting"). If the accompanying proxy is signed and returned, the shares represented thereby will be voted in accordance with any directions on the proxy. If a proxy does not specify how the shares represented thereby are to be voted in connection with the matters listed thereon, it is intended that it will be voted for the matters listed on the accompanying proxy. A shareholder may revoke the proxy at any time prior to the voting thereof by giving due notice of such revocation to the Company, by executing and duly delivering a subsequent proxy, or by attending the 2000 Annual Meeting and voting in person at the meeting. This Proxy Statement, the accompanying proxy, and the Company's 2000 Annual Report were mailed on or about May 8, 2000 to the shareholders of record on the record date of May 5, 2000.

    ANNUAL MEETING. As of the date of this Proxy Statement, the Company knows of no matters to be brought before the 2000 Annual Meeting other than those referred to in the accompanying notice of the 2000 Annual Meeting. If other matters are properly presented, however, the proxy holders, Mr. Renneckar and Mr. Stolworthy, will have discretion to vote thereon according to their best judgment.


    RECORD DATE. The Board of Directors has fixed the close of business on May 5, 2000 as the record date for the determination of shareholders entitled to notice of the 2000 Annual Meeting, and to vote at it and any adjournment thereof. On the record date, there were 6,885,436 shares of the Company's common stock ("Common Stock") outstanding. The Company has no class or series of capital stock outstanding other than the Common Stock.


    PROXY SOLICITATION. The Company will bear the cost of proxy solicitation for the 2000 Annual Meeting. In addition to solicitation by mail, certain directors, officers, and regular employees of the Company may, without compensation other than their regular salaries and fees, solicit proxies personally, by telephone, or electronically. The Company will reimburse brokerage firms and others for expenses in forwarding solicitation material to beneficial owners.

    VOTING. Except with respect to the election of directors, each share is entitled to one vote upon each matter presented for action. The presence in person or by proxy of a majority of the outstanding shares entitled to vote is required to constitute a quorum at the 2000 Annual Meeting. The affirmative vote of a majority of the shares then represented at the meeting and entitled to vote will constitute the act of the shareholders. Abstentions are counted as "shares present" for purposes of determining the presence of a quorum, and have the effect of a vote "against" any matter as to which they are specified. Broker non-votes with respect to any matter are not considered "shares present" and will not affect the outcome of the vote on such matter. With respect to the election of directors, shareholders have cumulative voting rights in the election of directors: each shareholder is entitled to vote the number of shares owned for as many persons as there may be directors to be elected; or the shareholder may cumulate the shares and give one nominee all of the shareholder's votes, multiplied by the number of directors to be elected; or the shareholder may distribute votes among as many nominees as he or she thinks fit to serve. The enclosed proxy does not seek discretionary authority to cumulate votes in the election of directors.

    REVOCABILITY OF PROXIES. Any person giving a proxy may revoke the proxy at any time before its use by delivering to the Company a duly executed proxy bearing a later date or by attending the 2000 Annual Meeting and voting in person.

    ANNUAL REPORT AND OTHER MATTERS. The Company's 1999 Annual Report to Shareholders, which was mailed to shareholders with or preceding this Proxy Statement, contains financial and other information about the affairs of the

Company, and includes a copy of the Company's Annual Report on Form 10-K for the year ended December 31, 1999 as filed with the United States Securities and Exchange Commission. Neither the 1999 Annual Report to Shareholders nor the Annual Report on Form 10-K forms a part of this Proxy Statement and are not to be considered a part of the Company's proxy soliciting materials. Upon request, the Company will provide to each shareholder a copy of any exhibits listed in the Annual Report on Form 10-K at the actual expense incurred by the Company in furnishing the copy. Any such requests should be directed to the Company's Secretary at the Company's executive offices.


         VOTING SECURITIES, PRINCIPAL HOLDERS, AND MANAGEMENT OWNERSHIP

    On March 31, 2000, there were 6,899,336 shares of Common Stock outstanding; the Company has issued no other category of stock. The following table sets forth beneficial ownership of Common Stock of the Company as of March 31, 2000, with respect to each shareholder known by the Company to be the beneficial owner of more than five percent of its outstanding Common Stock, by each director and nominee for director, by each executive officer and by all directors and executive officers as a group.

                                                                                            PERCENT OF
                                                                      NUMBER OF               COMMON
                                                                        SHARES                STOCK
BENEFICIAL OWNER                                                     BENEFICIALLY          BENEFICIALLY
DIRECTORS AND EXECUTIVE OFFICERS                                      OWNED (1)               OWNED
--------------------------------                                      ---------               -----
Robert R. Hensler, Jr ......................................           381,738                 5.27%
  Director
R. Randy Stolworthy ........................................           302,500                 4.18%
  Director, President and Chief Executive Officer
Paul E. Sargent ............................................            37,800                    *
  Executive Vice President
William A. Pope ............................................            45,441(2)                 *
  Director
Arnold  L. Putterman .......................................            69,282(3)                 *
  Director
Stephen E. Renneckar .......................................            10,229                    *
  Chairman of the Board
Ronald E. Strasburger ......................................            11,851                    *
  Director
Richard A. Wessman .........................................            14,314                    *
   Director
Joe D. Sphar ...............................................            10,587                    *
  Vice President - Minerals and Assistant Secretary
Jerome L. Joseph ...........................................                 0                    *
  Treasurer, Secretary, and Controller
Directors and Executive Officers as a group (10 persons) ...           883,742                12.22%
5% SHAREHOLDERS
---------------
Sun NZ L.L.C.(4) ...........................................         2,985,583(5)             43.27%
John D. Hensler ............................................           365,659                 5.30%
Dimensional Fund Advisors Inc.(6) ..........................           430,721                 6.24%

* Less than 1% of outstanding shares of Common Stock

(1) The numbers of shares shown and corresponding percentages shown include shares owned of record by the listed person's minor children and spouse and by other related individuals and entities over whose shares such person has custody, voting control, or power of disposition. There are 270,000 and 36,000 shares of Common Stock which R. Randy Stolworthy and Paul E. Sargent, respectively, have a right to acquire within 60 days of March 31, 2000, and such shares are included in the table. Additionally, Robert R. Hensler, Jr., William A. Pope, Arnold L. Putterman, Stephen E. Renneckar, Ronald E. Strasburger, and Richard A. Wessman each have the right to acquire 4,500 shares of Common Stock within 60 days of March 31, 2000. Such shares are included in this table. Unless otherwise stated in the following footnotes, each person's address is c/o the Company, 3033 North 44th Street, Suite 270, Phoenix, Arizona 85018.

(2) This amount includes 6,158 shares that Mr. Pope holds as custodian for his children and 30,490 shares that Mr. Pope holds indirectly through Sterling Pacific Assets, Inc., which he controls. In addition, Mr. Pope, as the appointed nominee of Sun NZ L.L.C., may be deemed to have shared voting and dispositive power with respect to the 2,985,583 shares owned by Sun NZ L.L.C.("Sun NZ"). Mr. Pope disclaims beneficial ownership of the Sun NZ shares. Mr. Pope's address is c/o SunChase Holdings, Inc., 2525 East Camelback Road, Suite 888, Phoenix, Arizona 85016.

(3) Mr. Putterman may be deemed to own beneficially an additional 68,291 shares of Common Stock held by relatives of Mr. Putterman as well as 7,257 shares owned by Somers Manor Nursing Home of which Mr. Putterman is an officer. Mr. Putterman disclaims beneficial ownership of such shares.

(4) Sun NZ, an Arizona limited liability company, has shared voting and dispositive power over 2,985,583 shares of the Company's Common Stock. Sun NZ is managed by Sun NMA, Inc., an Arizona corporation. William A. Pope, a Director of the Company, serves as President of Sun NMA, Inc. By virtue of their status as a managing member of Sun NZ and president of the managing member, Sun NMA, Inc. and Mr. Pope, respectively, share with Sun NZ voting and dispositive power of the 2,985,583 shares of Common Stock owned by Sun NZ. The information contained in this footnote was obtained from a Schedule 13D dated April 24, 1994, filed by Sun NZ with the Securities and Exchange Commission. The address of Sun NZ L.L.C. is 2525 E. Camelback Road, Suite 888 Phoenix, Arizona 85016.

(5) Sun NZ owns 2,985,583 shares of the outstanding Common Stock of the Company. Pursuant to a Loan Agreement between Sun NZ and Bank One, Arizona, NA ("Bank One"), Sun NZ pledged to Bank One 1,186,500 shares of the Company's Common Stock owned by Sun NZ.

(6) Dimensional Fund Advisors Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 430,721 shares of Common Stock of the Company as of December 31, 1999. The following information is included in reliance upon a Schedule 13G dated February 4, 2000, filed by Dimensional with the Securities and Exchange Commission. Dimensional, an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts. These investment companies, trusts, and accounts are the "Funds". In its role as investment advisor or manager, Dimensional possesses voting and/or investment power over the shares of Common Stock of the Company described in this schedule that are owned by the Funds. All shares reported in this schedule are owned by the Funds. Dimensional disclaims beneficial ownership of such shares. The address of Dimensional is 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On January 7, 2000, the Company made a commercial real estate loan to a partnership controlled by William A. Pope, a director of the Company. At a meeting of the Board of Directors of the Company, the disinterested Directors evaluated and approved the loan. The loan was determined by the disinterested Directors to be an arms-length transaction with terms no less favorable to the Company than loans to non-affiliates of the Company. The loan was repaid in full with interest on January 28, 2000.

                                AGENDA ITEM NO. 1
                              ELECTION OF DIRECTORS

         The Board of Directors is comprised of seven directors, each serving a two-year term. Directors are denominated Class A Directors, whose term expires in odd-numbered years, and Class B Directors, whose term expires in even-numbered years. At the 2000 Annual Meeting, four Class B Directors are to be elected.


                     NOMINEES FOR TERMS AS CLASS B DIRECTORS
                   TERMS TO EXPIRE AT THE 2002 ANNUAL MEETING

The following individuals have been nominated as Class B Directors, with terms expiring at the Company's 2002 Annual Meeting of Shareholders or until such Directors' successors are duly elected and qualified. Unless shareholders withhold authority, their proxies will be voted for the election of these nominees. If any nominee is unable to serve at the time of the meeting (which is not anticipated), the proxies will be voted for a substitute nominee designated by the Board of Directors. THE BOARD RECOMMENDS A VOTE FOR THIS AGENDA ITEM ELECTING THE NOMINEES TO SERVE AS CLASS B DIRECTORS OF THE COMPANY.

                                                                                                                            Shares
                                                                                                       Director              owned
                Name and Age                                                                             Since            at 3/31/00
                ------------                                                                             -----            ----------
         Arnold L. Putterman, 61.......     Mr. Putterman is an attorney in private practice in          1988               69,282
                                            New York City. In addition, since 1970, Mr. Putterman
                                            has been a partner of SNF Management Services. SNF
                                            Management Services is involved in the development and
                                            management of health facilities and commercial real
                                            estate.

         Stephen E. Renneckar, 55......     Since October 1992, Mr. Renneckar served as Vice             1994               10,229
                                            President and General Counsel of SunChase Holdings,
                                            Inc., which is engaged in the business of acquiring,
                                            developing, managing, and marketing residential and
                                            commercial properties in the United States and wood
                                            products, fiber optic cable, and computer software in
                                            the United States and abroad. Prior to joining
                                            SunChase Holdings, Inc., Mr. Renneckar was a partner
                                            with the law firm of O'Connor Cavanagh in Tucson,
                                            Arizona.

         R. Randy Stolworthy, 43.......     Since November 1997, Mr. Stolworthy has been President       1998              302,500
                                            and CEO of the Company. He joined the Company in
                                            February 1997 as Executive Vice President and COO.
                                            From 1992 to 1997, he founded and managed R.R.
                                            Stolworthy, Inc., a real estate investment and
                                            development company in Phoenix. From 1987 to 1992, he
                                            co-founded and was President of Voicelink Data
                                            Services, a credit and marketing service company in
                                            Redmond, Washington. Prior to 1987, he was a General
                                            Partner in FBS Venture Capital Company and manager of
                                            the Seattle office and portfolio.

         Richard A. Wessman, 57........     Since January 1993, Mr. Wessman has been President of        1994               14,314
                                            Sterling Pacific Assets, Inc., a property and
                                            financial management company. From October 1978 to
                                            April 1992, he was a partner in the accounting firm of
                                            Ernest & Young. Mr. Wessman served as CFO of CSY
                                            Investments from May 1992 until December 1992.




                             CONTINUING IN OFFICE AS CLASS A DIRECTORS
                            TERMS TO EXPIRE AT THE 2001 ANNUAL MEETING

                                                                                                                            Shares
                                                                                                       Director              owned
                Name and Age                                                                             Since            at 3/31/00
                ------------                                                                             -----            ----------
         William A. Pope, 44...........     Mr. Pope served President and Chief Executive Officer        1995               45,441
                                            of the Company from June 1994 until November 1997.
                                            Since 1993, Mr. Pope has served as President and Chief
                                            Executive Officer of SunChase Holdings, Inc. and its
                                            affiliated companies. Prior to 1993, Mr. Pope served
                                            as Executive Vice President and Chief Operating
                                            Officer of SunChase Holdings, Inc. and its affiliated
                                            companies. SunChase Holdings, Inc. is engaged in the
                                            business of acquiring, developing, managing, and
                                            marketing residential and commercial properties in the
                                            United States and wood products, fiber optic cable,
                                            and computer software in the United States and abroad.

         Robert R. Hensler, Jr. 58.....     Mr. Hensler is a private investor. From 1991 to 1997,        1998              381,738
                                            Mr. Hensler was President of R.R. Hensler, Inc., whose
                                            principal business was mortgage banking. From 1976 to
                                            1990, Mr. Hensler was managing partner of Hensler
                                            Brothers, a trading and market making firm on the
                                            Philadelphia Stock Exchange, where he was a member of
                                            the Board of Governors in 1982-83.

                                                                                                                            Shares
                                                                                                       Director              owned
                Name and Age                                                                             Since            at 3/31/00
                ------------                                                                             -----            ----------
         Ronald E. Strasburger, 61.....     Since 1993, Mr. Strasburger has been employed by             1994               11,851
                                            Sterling Pacific Asset Management Services, Inc. (SPMS),
                                            which is in the business of portfolio purchases and
                                            sales. He has served as President of SPMS since
                                            January 1997. From 1990 to 1991, he was employed by
                                            the Resolution Trust Corporation. From 1991 to 1993,
                                            he was self-employed as a consultant for the review,
                                            negotiation, and disposition of complex real estate
                                            portfolios for various institutions.



                             MEETINGS OF THE BOARD AND ITS COMMITTEES

    The Company's Board of Directors met six times in 1999, and all members attended 75% or more of those meetings and the meetings of the committees on which they served. Members of the Audit; Compensation and Nominating; and Executive Committees are listed below.

    Audit. This committee met three times in 1999, and is composed of Arnold L. Putterman, Robert R. Hensler, Jr. and Richard A. Wessman (Chairman). The committee reviews with the Company's independent public accountants the annual audit plan, the scope and results of the audit, and internal control procedures.

    Compensation and Nominating. This committee met one time in 1999, and is composed of Robert R. Hensler Jr. (Chairman), Stephen E. Renneckar, and Ronald
E. Strasburger. The committee administers the Company's salary, bonus, stock incentive plan and restricted stock plans. It also recommends nominees to fill vacancies on the Board of Directors. Recommendations for nominees to the Board of Directors may be sent to the Chairman of the Compensation and Nominating Committee, in care of the Company's Corporate Secretary.

    Executive. This committee did not meet in 1999. It is composed of R. Randy Stolworthy, Stephen E. Renneckar (Chairman), and William A. Pope. It is empowered to act in the absence of, but as limited by, the Board of Directors.


                           DIRECTORS FEES AND EXPENSES

    Board members are reimbursed for expenses incurred while attending meetings and are paid the following compensation each year.

    Director fees:

    Annual retainer:          $6,000

    Board meetings:           $700 for each meeting attended

    Committee meetings:       $500 for each meeting attended, payable only to
                              non-employee directors

    Telephone meetings:       $300 for each meeting attended, payable only to
                              non-employee directors

    Director bonus:


    On December 1, 1999, the Company granted to each director as bonus compensation, 6,977 stock options of the Company's Common Stock, exercisable at $5.125 per option, the closing price of the Company's Common Stock on the American Stock Exchange on December 1, 1999. The options are not exercisable prior to December 1, 2000, and expire 10 years from the date of grant.


    There are no other arrangements or agreements between the Company and any Board member.

                             EXECUTIVE COMPENSATION

    The following table sets forth information concerning the annual and long-term compensation awarded to or paid by the Company and its subsidiaries to the Chief Executive Officer (CEO) and other executive officers (collectively with the CEO, the "Named Officers") of the Company whose aggregate cash compensation exceeded $100,000 during the last fiscal year:


                           SUMMARY COMPENSATION TABLE

                                                                                                   LONG-TERM
                                                                                                 COMPENSATION
                                                                                                    AWARDS
                                                                   ANNUAL COMPENSATION           ------------
                                                           ------------------------------------   SECURITIES
                                                                                      OTHER       UNDERLYING
                                               FISCAL                                 ANNUAL       OPTIONS/     ALL OTHER
  NAME AND POSITION(1)                          YEAR        SALARY       BONUS     COMPENSATION    SARS (3)    COMPENSATION
  --------------------                         ------       ------       -----     ------------  ------------  ------------
  R. Randy Stolworthy ......................   1999        $144,000     $      0     $      0       33,024     $  8,800(4)
    President & Chief Executive Officer(2)     1998        $144,000     $      0     $      0        4,500     $  3,650(4)
                                               1997        $124,431     $      0     $      0      450,000     $      0

  Paul E. Sargent ..........................   1999        $ 80,000     $ 96,210     $      0            0     $      0
    Executive Vice President                   1998        $ 80,000     $  5,391     $      0       90,000     $      0
                                               1997(5)     $ 12,154     $      0     $      0            0     $      0

(1) There are no other executive officers of the Company whose total annual salary and bonus for the 1999 fiscal year exceeded $100,000.

(2) As of November 7, 1997, Mr. Stolworthy was named President and CEO. Mr. Stolworthy was Executive Vice President and Chief Operating Officer of the Company from February 19, 1997 until November 7, 1997.

(3) The Company's Board of Directors approved a stock incentive plan in 1997 and reserved 900,000 shares for issuance under the plan. In 1997 Mr. Stolworthy was granted options to purchase 450,000 shares under the plan. On December 1, 1998, the Company granted to each director as bonus compensation, 4,500 stock options of the company's Common Stock. On December 1, 1999, the Company granted to each director as bonus compensation 6,977 stock options of the Company's Common Stock. On December 1, 1999, the Company granted to Mr. Stolworthy 26,047 stock options of the company's Common Stock as bonus compensation. All exercise prices were at or above the market price, as reported by the American Stock Exchange, at the time of grant. See the table below, "OPTION GRANTS IN FISCAL YEAR 1999" for details of the 1999 stock option grants.

(4)      Represents Director fees.

(5)      Mr. Sargent became an employee of the Company on November 7, 1997.

         OPTION GRANTS. The following table sets forth certain information regarding the grant and exercise of options to the Named Officers in 1999.

                       OPTION GRANTS IN FISCAL YEAR 1999


                                                                                                         Potential
                                                                                                     Realizable Value
                                                                                                     at Assumed Annual
                                                                                                       Rate of Stock
                                                                                                           Price
                                                                                                      Appreciation for
                                                     Individual Grants                                 Option Term (2)
                               ------------------------------------------------------------        ----------------------
                                                  Percent of
                                                    Total
                                Number of          Options
                               Securities         Granted to
                               Underlying         Employees     Exercise or
                                Options           in Fiscal     Base Price       Expiration
Name                            Granted              Year        ($/Share)          Date            5%($)          10%($)
----                            -------              ----        ---------          ----            -----          ------
R. Randy Stolworthy (1)          33,024              44%           $5.125           12/01/09          $22,690         $55,255
Paul E. Sargent                       0               0                --               --              --              --


(1) On December 1, 1999, the Company granted to each director as bonus compensation, 6,977 stock options of the company's Common Stock. On December 1, 1999 the company granted to Mr. Stolworthy 26,047 stock options of the company's Common Stock as bonus compensation. All exercise prices were at or above the market price, as reported by the American Stock Exchange, at the time of grant.

(2) This disclosure is required by Item 402(c) of Regulation S-K promulgated by the United States Securities and Exchange Commission and assumes that the actual stock price appreciation over the maximum remaining ten year option terms will be at the assumed 5% and 10% levels.

         The following table sets forth certain information regarding the exercise and values of options held by the Named Officers as of December 31, 1999.


                  AGGREGATED OPTION EXERCISES AND OPTION VALUES
                             AS OF DECEMBER 31, 1999

                                                                          Number of Securities
                                                                         Underlying Unexercised        Value of Unexercised
                                                                           Options at December       In-the-Money Options at
                          Shares Acquired                                       31, 1999              December 31, 1999 (1)
        Name              on Exercise (#)         Value Realized         Exercisable/Unexercisable  Exercisable/Unexercisable
        ----              ---------------         --------------         -------------------------  -------------------------
R. Randy Stolworthy              0                      $0                   184,500/303,024                  $0/$0
Paul E. Sargent                  0                      $0                     36,000/54,000                  $0/$0

(1) Both exercisable and unexercisable options have exercise prices ranging from $5.125 to $13.11. The last reported sale price of the Common Stock on the American Stock Exchange on December 31, 1999 was $5.00.

         EMPLOYMENT AGREEMENTS. The Company has not entered into written employment agreements with any of the Named Officers.

        COMPENSATION COMMITTEE INTERLOCKS. Messrs. Hensler, Renneckar and Strasburger served as members of the Compensation and Nominating Committee during the 1999 fiscal year. None of these directors held any executive officer position or other employment with the Company prior to or during such service nor did any executive officer of the Company serve on any other Company's compensation committee.

                      COMPENSATION AND NOMINATING COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

     The Company's Compensation and Nominating Committee is composed of Robert
R. Hensler, Jr., Stephen E. Renneckar, and Ronald E. Strasburger. The members of the Compensation and Nominating Committee are not employees of the Company. The Committee's report is as follows:

     The Compensation and Nominating Committee reviews and determines the amount of compensation paid to the Company's executive officers. The Compensation Committee advised the Board of Directors that the compensation levels for the Company's executive officers during fiscal 1999 did not bear a specific relationship to the Company's performance. Rather, executive compensation was set at levels designed to retain the Company's executive officers and the Compensation and Nominating Committee's assessment of the performance of the officer and the Company, respectively, is subjective and not subject to specific criteria.

Dated: March 31, 2000

                                          New Mexico and Arizona Land Company
                                          Compensation and Nominating Committee:

                                               Robert R. Hensler, Jr. (Chairman)
                                               Stephen E. Renneckar
                                               Ronald E. Strasburger

                         STOCK PRICE PERFORMANCE GRAPH

    The following compares the total return on the Company's Common Stock for the period December 31, 1994 through December 31, 1999 with the cumulative total return on the AMEX Composite Index, an industry index composed of SIC Code 651:
Real Estate Operators and Lessors and an industry index composed of SIC Code 615: Business Credit Institutions. The comparison assumes that $100 was invested on December 31, 1994 in the Company's Common Stock and in each of the comparison indices, and assumes reinvestment of dividends.

  COMPARE 5-YEAR CUMULATIVE TOTAL RETURN AMONG NEW MEXICO & ARIZONA LAND CO.,
                      AMEX MARKET INDEX AND SIC CODE INDEX

                                  [LINE GRAPH]

                                         1994            1995            1996            1997            1998            1999
                                         ----            ----            ----            ----            ----            ----
NEW MEXICO & ARIZONA LAND CO.           100.00          152.38          162.40          224.76          318.37          166.02
      SIC CODE INDEX 615                100.00          155.13          218.92          311.02          403.34          387.86
       AMEX MARKET INDEX                100.00          128.90          136.01          163.66          161.44          201.27
         SIC CODE 651                   100.00          114.74          166.64          199.38          172.25          161.42


                      ASSUMES $100 INVESTED ON JAN. 1 1995
                          ASSUMES DIVIDEND REINVESTED
                        FISCAL YEAR ENDING DEC. 31, 1999



                               AGENDA ITEM NO. 2:
                        APPROVAL OF COMPANY NAME CHANGE

         The character of the Company's business has been changing over the past two years and is continuing to evolve. While the Company's existing name carries with it a long and proud history, the Board believes it is no longer reflective of the Company's principal line of business. Consequently, the Board has determined to change the Company's name to NZ Corporation. To accomplish the proposed name change, Arizona law requires an amendment to the Company's Articles of Incorporation. The amendment will have no effect other than to change the Company's name.


REASONS FOR ADOPTION OF THE NAME CHANGE

         The Company has operated under the New Mexico and Arizona Land Company name since the Company was formed in 1908, and has used the NZ logo for nearly as long. The company's common stock trades on the American Stock Exchange under the symbol "NZ". Over the past several years, the Company's focus has shifted from land sales and development in the Southwestern United States, to short-term lending for the commercial real estate market. The Company's present name reflects the historical focus on land sales and real estate development in its namesake states. The Board of Directors believes that the new name will be more indicative of the Company's business activities, while retaining historical connections with the Company's past. The Company's operating subsidiaries will operate under names incorporating the NZ name into their names. For example, our Bridge Financial Corporation subsidiary, through which we operate our lending business, will operate as NZ Bridge Financial Corporation. Many of our other subsidiaries, such as NZ Properties, Inc., our real estate management subsidiary, have operated under the NZ logo umbrella for many years.

REQUIRED VOTE

         Approval of the amendment to the Articles of Incorporation to effect the name change requires the affirmative vote of a majority of shares of Common Stock of the Company outstanding.

               THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR
                 APPROVAL OF CHANGING THE NAME OF THE COMPANY TO
                                 NZ CORPORATION.



             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities and Exchange Act of 1934, as amended, requires the Company's directors, officers, and persons owning more than 10% of a registered class of the Company's registered equity securities to file reports of ownership and changes of ownership with the Securities and Exchange Commission. Based on its review of copies of such forms it received, the Company believes that during 1999 all applicable filing requirements were complied with.


                              INDEPENDENT AUDITORS

The Company's certifying auditor for the year ended December 31, 1999 and the year ending December 31, 2000 is the firm of Deloitte & Touche LLP. Representatives of Deloitte & Touche LLP are expected to attend the annual meeting and, if in attendance, are expected to be available for appropriate questions.

On November 19, 1998 the Company dismissed its prior auditors, KPMG LLP and engaged Deloitte & Touche LLP effective upon the dismissal of KPMG LLP. The decision to dismiss KPMG LLP, and the decision to engage new auditors were both approved by the audit committee of the Company's board of directors.

In each of the two fiscal years prior to their dismissal, the reports of KPMG LLP did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified in any respect. In each of the two fiscal years and in the subsequent interim periods preceding the dismissal there were no disagreements with KPMG LLP of the type described in Item 304(a)(1)(iv) of Regulation S-K. In each of the two fiscal years and in the subsequent interim periods preceding the dismissal there were no events of the type described in
Item 304(a)(1)(v) of Regulation S-K.

In each of the two fiscal years and in the subsequent interim periods preceding the dismissal, neither the Company nor anyone in its behalf has consulted Deloitte & Touche LLP in respect of any matter of the type described in Item 304(a)(2) of Regulation S-K.

                  SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

          The Corporate Secretary of the Company must receive a proposal submitted by a shareholder and intended for inclusion in the proxy statement for the 2001 Annual Meeting of Shareholders by January 15, 2001.

                      NEW MEXICO AND ARIZONA LAND COMPANY
                                   2000 PROXY


Solicited on behalf of the Board of Directors of New Mexico and Arizona Land Company. Directors recommend a vote "FOR" Agenda Item 1. The undersigned shareholder of New Mexico and Arizona Land Company hereby appoints Stephen E. Renneckar and R. Randy Stolworthy, or either of them, as proxies of the undersigned, each with power of substitution, at the 2000 Annual Meeting of Shareholders of the Company to be held in Phoenix, Arizona on Friday, June 9, 2000 at 9:30 a.m. and any adjournments thereof, to vote all common shares of the Company held or owned by the undersigned, as follows:

1.  ELECTION OF CLASS B DIRECTORS: Arnold L. Putterman, Stephen E. Renneckar,
    R. Randy Stolworthy and Richard A. Wessman.

     ____FOR all nominees (except as marked below)

     ____WITHHOLD AUTHORITY to vote for nominees

     To withhold authority to vote for individual nominees, write those nominees' names immediately below:




2. APPROVAL OF COMPANY NAME CHANGE. Changing the name from New Mexico and Arizona Land Company to NZ Corporation.

     ____FOR name change

     ____AGAINST name change

     ____ABSTAIN

     In their discretion, the Proxies are authorized to vote upon other business as may properly come before the meeting.

The proxy, when properly executed, will be voted in the manner indicated herein by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" the Agenda Items stated. The right to revoke this proxy at any time before it is voted is reserved.

                              Date:
                                   _________________________________________


                         Signature:
                                   _________________________________________


                         Signature:
                                   _________________________________________

                                        (Sign as shown. If held jointly, all
                                        holders should sign. If held in a
                                        certain capacity, so state.)